SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) :March 15, 1995

Stuarts Department Stores, Inc.
(Exact name of registrant as specified in its charter)

Delaware                        0-13184                     04-2817110
(State or other jurisdiction  (Commission                 (IRS Employer
 of incorporation)             File Number)                 Id  No.)

16 Forge Parkway, Franklin, Massachusetts                  02038
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (508) 520-4540

N/A
(Former name or former address, if changed since last report)

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Item 5. Other Events.

On March 15, 1995, Stuarts Department Stores, Inc. issued a press release (the "Press Release"), a copy of which is annexed hereto as Exhibit 28-1 and incorporated herein by reference. There can be no assurance as to whether the Company's downsizing or increased focus on exploring opportunities for the sale of the retail chain referred to in the Press Release will be successful.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits
The following Exhibit is filed herewith:
Exhibit

10-1 Agency Agreement between the Company and Garcel, Inc.
     dated February 24, 1995.
28-1 Press Release dated March 15, 1995.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


STUARTS DEPARTMENT STORES, INC.
DATED :March 15, 1995                            by:   /s/ Antone F. Moreira
							   Antone F. Moreira
						    Executive Vice President

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EXHIBIT INDEX

Exhibit

Number          Exhibit                     Location

10-1            Agency Agreement between the Company            Page 5
		and Garcel, Inc.  dated February 24, 1995

28-1            Press release dated March 15, 1995              Page 23


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